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                                                                    EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Chesapeake Energy Corporation (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marcus
C. Rowland, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ MARCUS C. ROWLAND
                                            ---------------------
                                            Marcus C. Rowland
                                            Executive Vice President and Chief
                                            Financial Officer

Date: February 26, 2003